UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
November 12, 2014

HEMISPHERX BIOPHARMA, INC.
(Exact name of registrant as specified in its charter)

Delaware	0‑27072	52-0845822
(state or other juris-	(Commission	(I.R.S. Employer
diction of incorporation)	File Number)	(Identification No.)

1617 JFK Boulevard, Suite 500, Philadelphia, PA	19103
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (215) 988-0080

1617 JFK Boulevard, Suite 660, Philadelphia, PA 19103
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

The Company’s Annual Meeting of Stockholders for 2014 was held on November 12, 2014. The requisite quorum for the meeting of 40.0% was present. At the meeting, stockholders voted as follows:

Election of Directors:

Nominees	For	Withheld	Broker Non-Votes

William A. Carter	17,374,244	2,307,362	82,114,105
Thomas K. Equels	17,564,125	2,117,481	82,114,105
William M. Mitchell	11,579,241	8,102,365	82,114,105
Iraj E. Kiani	11,573,191	8,108,415	82,114,105
Peter W. Rodino, III	11,641,632	8,039,974	82,114,105

Ratification of the appointment of McGladrey LLP as our independent accountants:

For: 94,658,559	Against: 6,246,533	Abstain: 890,619

Annual, non-binding advisory resolution, by stockholders on the elements of Executive Compensation:

For: 8,754,513	Against: 10,119,874	Abstain: 807,219	Broker Non-Votes: 82,114,105

For more information, please see the November 14, 2014 press released furnished as exhibit 99.1 to this report.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits:         Description

99.1	Press release dated November 14, 2014.

403357_1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEMISPHERX BIOPHARMA, INC.

November 14, 2014	By:	/s/ William A. Carter
William A. Carter M.D.,
Chief Executive Officer

403357_1 2

403357_1 1